UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  FORM 8-K/A2
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   June 27, 1995
               ----------------


                              JAYARK CORPORATION
                        -------------------------------

             (Exact name of registrant as specified in its charter)

     DELAWARE                0-3255               13-1863419
-------------------------------------------------------------------

(State or other jurisdiction of incorporation)   (Commission File Number)
             (I.R.S.Employer Identification No.)

                  POST OFFICE BOX 741528, HOUSTON, TEXAS 77274
                  --------------------------------------------
    	    (Address of principal executive offices ) (Zip Code)

                                   713-783-9184
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

 (Former name,  former address and fiscal year,  if changed since last report.)


ITEM 5.   OTHER EVENTS

     Effective October 23, 1995, the Registrant engaged the accounting firm of BDO Seidman, LLP to audit the consolidated financial statements of LIB-Com Ltd. and its subsidiaries for the three fiscal years ended May 31, 1995. The Audit Committee of the Board of Directors of the Registrant has reviewed the terms of and approved the engagement of BDO Seidman, LLP.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



JAYARK CORPORATION
------------------
Registrant


By:  /s/ David L. Koffman                         Date:      October 30, 1995
     ------------------------------                         -----------------
     David L. Koffman,
     Chairman of the Board